Equity Shares (Details) - Schedule of Equity Shares Issued and Outstanding - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2022	Mar. 31, 2021
Issued:
Equity shares of US$0.000625 par value each
Beginning balance		48,195,962	47,650,750
Beginning balance		2,090,000	2,065,000
Issuance of new shares	[1]	15,828,917
Issuance of new shares (in Dollars)	[1]	$ 741
Exercise of ESOPs	[2]	136,611	545,212
Exercise of ESOPs (in Dollars)	[2]	$ 6	$ 25
Ending balance		64,161,490	48,195,962
Ending balance		2,837,000	2,090,000

[1]	During the current year, the Company’s has raised proceeds of INR 18,621 million (US$245.4 million) net of issuance expenses through its Rights offering and has issued 15,828,917 equity shares (par value $0.000625 per share) at US$15.79 per share. These proceeds from the rights offering have been invested in subsidiaries and are utilised for repayment of existing corporate borrowings.
[2]	Refer Note 21 for details of ESOPs exercised during the year.